SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report: January 6, 2016
Date of earliest event reported: December 30, 2015

BakerCorp International, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-181780	13-4315148
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
7800 N. Dallas Parkway Suite 500
Plano, Texas 75024
(Address of Principal Executive Offices, including Zip Code)
(888) 882-4895
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of December 30, 2015, the compensation committee of the board of directors of BakerCorp International Holdings, Inc. (“Holdings”) repriced the exercise price of the following outstanding stock options to purchase shares of its common stock (the “Options”), to $85.00:

Name and Title	Number	Previous Exercise Price	Expiry Date
Robert Craycraft, President and Chief Executive Officer	25,000	$125.00	September 12, 2023
	25,000	$150.00
	50,000	$175.00
	75,000	$225.00
	75,000	$275.00
	200,000	$300.00
Raymond Aronoff, Chief Operating Officer and Chief Financial Officer	7,500	$137.00	July 31, 2022
	3,750	$200.00
	3,750	$300.00
	4,500	$140.00	March 12, 2023
	2,250	$200.00
	2,250	$300.00
	6,000	$110.00	January 16, 2024
	3,000	$200.00
	3,000	$300.00
Melanie Barth Berman, Chief Human Resources Officer	12,000	$96.00	July 14, 2024
	6,000	$200.00
	6,000	$300.00

In addition, in connection with the repricing, Holdings adjusted the number of shares of its common stock that are purchasable upon the exercise of the Options such that the table below represents the Options that are outstanding after giving effect to the repricing and share adjustment of the Options listed above (the “Adjusted Options”). Prior to the repricing and share adjustment, the Options held by Mr. Aronoff and Mrs. Barth Berman vested as to 5% of the shares subject to the Option on each of the first 20 quarterly anniversaries of the date of grant. The Adjusted Options held by Mr. Aronoff and Mrs. Barth Berman will only vest upon a Change in Control (as defined in the Holdings 2011 Equity Incentive Plan) or an initial public offering of common stock of Holdings. For Mr. Craycraft, prior to the repricing and share adjustment, his Options only vested upon a Change in Control. His Adjusted Options will vest upon a Change in Control or an initial public offering of common stock of Holdings.

Name and Title	Number	Exercise Price	Expiry Date
Robert Craycraft, President and Chief Executive Officer	225,000	$85.00	September 12, 2023
Raymond Aronoff, Chief Operating Officer and Chief Financial Officer	37,275	$85.00	July 31, 2022
	22,187	$85.00	March 12, 2023
	29,288	$85.00	January 16, 2024
Melanie Barth Berman, Chief Human Resources Officer	25,000	$85.00	July 14, 2024

The compensation committee of the board of directors of Holdings effectuated the repricing and share adjustment to realign the value of the Adjusted Options with their intended purpose, which is to retain and further motivate the holders of the Adjusted Options to continue their ongoing efforts on behalf of Holdings and its subsidiaries (including BakerCorp International, Inc.).

SIGNATURE
According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAKERCORP INTERNATIONAL, INC.

Dated: January 6, 2016	By:	/s/ Robert Craycraft
Name: Robert Craycraft
Title: President and Chief Executive Officer